UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2122 York Road Oak Brook, Illinois 60523
(Address of principal executive offices)

(630) 574-3000

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 12, 2016, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, amended certain provisions of our Code of Business Conduct and Ethics (the “Code of Conduct”). The revised Code of Conduct, among other things, bolsters provisions on providing a safe, professional and harassment-free workplace, use of technology and social media, conflicts of interest, and protection of company assets and proprietary information. The foregoing summary is subject to and qualified in its entirety by the Code of Conduct, which is filed as Exhibit 14.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Shareholders on May 12, 2016. In connection with the meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of two directors to serve for a three-year term expiring at the 2019 Annual Meeting of Stockholders and to hold office until their respective successors are elected and qualified or until their earlier death, disqualification, resignation or removal; (2) the ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and (3) the advisory vote on executive compensation. A total of 56,775,149 votes were cast. The results with respect to each matter are set out below:

a) Votes regarding the election of the director nominees were as follows:

Director Nominee	For	Withheld	Broker non-votes
Carl A. Albert	42,906,423	3,028,659	10,840,067
Jonathan W. Berger	41,241,903	4,693,179	10,840,067

Based on the votes set forth above, the director nominees were duly elected.

b) The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2016 was approved with the following vote:

Number of Votes
For	55,159,165
Against	1,422,964
Abstain	193,020

c) The advisory vote on executive compensation was approved with the following vote:

Number of Votes
For	39,368,931
Against	6,506,952
Abstain	59,199
Broker non-votes	10,840,067

Item 9.01 Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d) Exhibits

14.1	Code of Business Conduct and Ethics, dated as of May 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION
Dated: May 18, 2016	By: /s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief Financial Officer